Fund Name
Issuer
Date of
Purchase
Aggregate
principal
amount of
purchase
Aggregate
principal
amount of
offering
Purchase
price (net of
fees and
expenses)
Date offering
commenced
Price paid by
each
purchaser of
these
securities in
this or any
concurrent
offering
Underwriter
from whom
purchased
Name of Affiliated Underwriter
(as defined in the Rule 10f-3
procedures) managing or
participating in syndicate (attach
list of all members of syndicate)
Commission,
spread or
profit

































Nomura High
Yield Fund
(Fund 5540)
Alpha 3 BV/US
BIDCO
1/25/2017
$10,000,000
$425,000,000
100.00
1/25/2017
100.00
JP Morgan
Securities
Nomura Securities International
2.25

































Nomura High
Yield Fund
(Fund 5540)
Ziggo Bond
Finance BV
9/16/2016
$20,000,000
$2,000,000,000
100.00
9/16/2016
100.00
Credit Suisse
Securities
LLC
Nomura Securities International
0.00

































Nomura High
Yield Fund
(Fund 5540)
Ziggo Bond
Finance BV
9/16/2016
$30,000,000
$625,000,000
100.00
9/16/2016
100.00
Credit Suisse
Securities
LLC
Nomura Securities International
0.75

































Nomura High
Yield Fund
(Fund 5540)
GLP Capital
LP/GLP
Financing II Inc
4/11/2016
$20,000,000
$975,000,000
100.00
4/11/2016
100.00
JP Morgan
Securities
Nomura Securities International
0.94

































Nomura High
Yield Fund
(Fund 5540)
GLP Capital
LP/GLP
Financing II Inc
4/11/2016
$7,000,000
$400,000,000
100.00
4/11/2016
100.00
JP Morgan
Securities
Nomura Securities International
0.94

































Nomura High
Yield Fund
(Fund 5540)
CVR Partners,
LP and CVR
Nitro
6/3/2016
$20,000,000
$645,000,000
97.499
6/3/2016
97.499
Credit Suisse
Nomura Securities International
100

































Nomura High
Yield Fund
(Fund 5540)
Diamond 1
FIN/Diamond 2
6/8/2016
$25,000,000
$1,625,000,000
100.00
6/8/2016
100.00
JPM
Nomura Securities International
1.75


































































Nomura High
Yield Fund
(Fund 5540)
Diamond 1
FIN/Diamond 2
6/8/2016
$25,000,000
$1,625,000,000
100.00
6/8/2016
100.00
JPM
Nomura Securities International
1.75


































































Nomura High
Yield Fund
(Fund 5540)
Boyd Gaming
Corp
3/22/2016
$20,000,000
$750,000,000
100.00
3/22/2016
100.00
Deutsche
Bank
Securities Inc
Nomura Securities International
1.50






















Nomura High
Yield Fund
(Fund 5540)
Citigroup Inc
11/5/2015
$10,000,000
$1,500,000,000
100.00
11/5/2015
100.00
Citi
Nomura Securities International
1.00

































Nomura High
Yield Fund
(Fund 5540)
PSPC Escrow II
Corp
11/3/2015
$5,000,000
$500,000,000
100.00
11/3/2015
100.00
Credit Suisse
Nomura Securities International
1.75

































Nomura High
Yield Fund
(Fund 5540)
Altice SA
1/30/2015
$20,000,000
$1,480,000,000
100.00
1/31/2015
100.00
JP Morgan
Nomura Securities International
1.40

































Nomura High
Yield Fund
(Fund 5540)
Boyd
5/7/2015
$20,000,000
$750,000,000
100.00
5/7/2015
100.00
JP Morgan
Nomura Securities International
1.60

































Nomura High
Yield Fund
(Fund 5540)
POST
8/12/2015
$8,000,000
$400,000,000
100.00
8/12/2015
100.00
Barlcays
Capital
Nomura Securities International
0.85


































































Nomura High
Yield Fund
(Fund 5540)
POST
8/12/2015
$8,000,000
$400,000,000
100.00
8/12/2015
100.00
Barlcays
CapitalCapital
Nomura Securities International
0.85


































































Nomura High
Yield Fund
(Fund 5540)
POST
8/12/2015
$12,500,000
$800,000,000
100.00
8/12/2015
100.00
Barclays
Capital
Nomura Securities International
0.85